UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2020

SINO-GLOBAL SHIPPING AMERICA, LTD.

(Exact name of Registrant as specified in charter)

Virginia	001- 34024	11-3588546
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1044 Northern Boulevard, Suite 305

Roslyn, New York 11576-1514

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (718) 888-1814

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	SINO	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on April 6, 2020, Sino-Global Shipping America, Ltd., a Virginia corporation (the “Company”) entered into a Share Purchase Agreement (the “Purchase Agreement”) with Mr. Kelin Wu, an accredited and sophisticated investor based in the People’s Republic of China (the “Seller”) and Mandarine Ocean Ltd (“Mandarine”), a shipping company registered in the Marshall Islands, pursuant to which the Company agreed to purchase 75% of the equity of Mandarine from the Seller, and the Seller agreed to sell such 75% interest to the Company, for a purchase price of up to USD 3,750,000, payable in cash equivalent and/or restricted shares of common stock of the Company, no par value per share (“Common Stock”).

The exact purchase price paid to the Seller depends on the appraised value of Mandarine and on the audited financial results for Mandarine as a whole during the fiscal years ending June 30, 2021 and 2022. Following completion of an appraisal of Mandarine, the parties agreed to amend the Purchase Agreement to reduce the purchase price payable to the Seller.

On June 17, 2020, the parties entered the First Amended and Restated Share Purchase Agreement (the “Amendment”), which was substantially similar to the Purchase Agreement other than a reduction in purchase price and related changes in the payment schedule. The new purchase price will be up to USD 1,500,000, payable in cash equivalent and/or restricted shares of Common Stock.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.2 to this Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

In connection with the sale of the Shares, pursuant to the Purchase Agreement and Amendment, and the transaction contemplated thereby described in Item 1.01 above, the Company will issue shares of Common Stock to the Seller in reliance on (a) the exemption from Section 5 of the Securities Act contained in Rule 506 of Regulation D thereunder, as the Investor is an “accredited investor”, as that term is defined in Rule 501(a) Regulation D and (b) Section 4(a)(2) of the Securities Act, as a transaction not involving any public offering.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Purchase Agreement dated April 6, 2020 (previously filed)
10.2	First Amended and Restated Purchase Agreement dated June 17, 2020
99.1	Press release dated April 8, 2020 (previously filed)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINO-GLOBAL SHIPPING AMERICA, LTD.

Date: June 19, 2020	By:	/s/ Lei Cao
	Name:	Lei Cao
	Title:	Chief Executive Officer

2